EXHIBIT 99.1

NEWS from Summit Bancshares, Inc.

For Immediate Release                              For Information Contact:
April 10, 2003                                     Bob G. Scott, COO
                                                   (817) 877-2660

                            SUMMIT BANCSHARES REPORTS
                           FIRST QUARTER 2003 EARNINGS

Fort Worth, Texas - Summit Bancshares, Inc. (NASDAQ: SBIT), a community-oriented bank holding company in Fort Worth, with assets of $698 million, reported first quarter earnings today. Philip E. Norwood, Chairman, President and Chief Executive Officer stated, "We are pleased to report positive earnings and growth for the quarter. An almost eight percent growth in both loans and deposits for the quarter compared to the same date the previous year, especially in an economy that is somewhat weakened by national and international events, is rewarding. Also, an increase in earnings per share of over eight percent at a time when market interest rates are at historic lows reflects the Company's positive growth in earning assets and the staff's efforts to improve fee income and control expenses."

He further stated, "We opened our new Davis branch facility in January in the dynamic northeast Tarrant County market. We anticipate our new Hulen branch in southwest Fort Worth opening sometime in May. The Hulen branch will be our seventh branch site in Tarrant County giving Summit the resources necessary to continue growing our share of the Tarrant County market."

Results of Operations

For the quarter ended March 31, 2003, net income was $2,433,000 compared to $2,286,000 for the same period in 2002. Net income per diluted share was $0.39 for the three months ended March 31, 2003, compared to $0.36 for the three months ended March 31, 2002.

Return on average assets and return on average stockholders' equity for the first quarter of 2003 annualized were 1.43% and 14.89%, respectively; ratios that continue to be very good returns when compared to our peers. The Company's average stockholders' equity-to-assets ratio of 9.6% for the quarter ended March 31, 2003, continues to reflect a very strong capital position for the Company.

Financial Results

Net interest income for the first quarter of 2003 was $7,435,000 compared to $7,417,000 in the first quarter of last year. Since the Company is somewhat more sensitive to market interest rate changes than other community banks due to its heavier commercial lending focus, the net interest margin declined to 4.67% for the quarter compared to 5.01% for the first quarter of the prior year reflecting the very low market interest rate environment experienced in the first quarter.

In addition, the Company's net interest margin was the same in the first quarter compared to the previous quarter although the average prime rate declined from 4.46% for the previous quarter to 4.25% for the first quarter. It is positive that the margin was steady between the two quarters considering the decline in market interest rates.

The Company's loans were $489 million at March 31, 2003, an increase of $36 million, or 7.8% from a year ago. The March 31, 2003 deposits were $587 million, an increase of $41 million, or 7.5% at the same date of the prior year. Stockholders' equity at March 31, 2003, was $66.6 million compared to $61.5 million at March 31, 2002.

Non interest income of $1,348,000 reflected a $98,000, or 7.8%, increase for the first quarter compared to the same quarter in the prior year with positive increases in service charges on deposit accounts and increases in several other fee based services.

Non interest expenses of $4,797,000 for the first quarter of 2003 increased $154,000 compared to the first quarter of last year. The increase in expense for the first quarter reflected costs associated with the Company's growth and included expenses related to the opening of the Davis Branch plus the expenses related to the installation of a new data processing system in the fourth quarter of 2002.

Non performing assets totaled $2.4 million or 0.50% of loans and foreclosed assets at March 31, 2003, compared to $3.8 million or .83% at March 31, 2002. The allowance for loan losses was 1.50% of total loans and 319% of non-performing loans at March 31, 2003. This level of allowance for loan losses is projected to provide for any anticipated loan losses in this weaker economy.

The Company will host a conference call Friday, April 11th at 10:30 a.m. CT. To access the live call, please call (800) 474-8920 and enter code 424435. A toll free replay of the call will be available starting Friday, April 11, 2003 at 1:00 p.m. CT through midnight, April 28, 2003 by calling (888)203-1112 and entering code 424435.

Certain statements contained in this press release, which are not historical in nature, including statements regarding the company's and/or management's intentions, strategies, beliefs, expectations, representations, plans, projections, or predictions of the future, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions for forward-looking statements contained in such Act. We are including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements are made based on assumptions involving certain known and unknown risks and uncertainties, many of which are beyond the company's control, and other important factors that could cause actual results, performance or achievements to differ materially from the expectations expressed or implied by such forward-looking statements. These risk factors and uncertainties are listed from time to time in the company's filings with the Securities and Exchange Commission, including but not limited to the annual report on Form 10-K for the year ended December 31, 2001.

 Summit Bancshares, Inc. o 1300 Summit Ave., Ste. 604 o Fort Worth, Texas 76102
  Telephone (817) 336-6817 o FAX (817) 877-2672 o Web Site: www.summitbank.net

                             SUMMIT BANCSHARES, INC.
                                   (Unaudited)
                  (Dollars in thousands, except per share data)

                                            Three Months Ended
                                                  March 31,
                                         ------------------------            %
EARNINGS SUMMARY                           2003             2002          Change
                                         --------         -------         ------
Interest income                           $9,251           $9,549          -3.1%
Interest expense                           1,816            2,132         -14.8%
Net interest income                        7,435            7,417           0.2%
Provision for loan losses                    300              545         -45.0%
Service charges on deposits                  758              645          17.5%
Other income                                 590              605          -2.5%
Salaries and benefits expense              2,905            2,867           1.3%
Occupancy and equipment expense              722              656          10.1%
Other expense                              1,170            1,120           4.5%
                                          ------           ------         ------
Earnings before income taxes               3,686            3,479           5.9%
Provision for income taxes                 1,253            1,193           5.0%
                                          ------           ------         ------
Net earnings                              $2,433           $2,286           6.4%
                                          ======           ======         ======

Basic earnings per share                  $ 0.39           $ 0.37           5.4%
                                          ======           ======         ======
Basic weighted average shares
     outstanding                           6,166            6,263

Diluted earnings per share                $ 0.39           $ 0.36           8.3%
                                          ======           ======         ======
Diluted weighted average shares
     outstanding                           6,276            6,418

                                                                        Average for Quarter Ended
                                                 -----------------------------------------------------------------------
                                                  March 31,      December 31,   September 30,    June 30,      March 31,
BALANCE SHEET SUMMARY                               2003             2002           2002           2002          2002
                                                 ---------        ---------      ---------      ---------     ---------
Total loans                                      $ 476,298        $ 471,260      $ 471,888      $ 462,467     $ 446,440
Total investment securities                        170,609          166,980        155,499        140,232       152,163
Earning assets                                     648,193          650,995        646,378        619,187       602,157
Total assets                                       688,522          693,064        685,389        657,529       638,875
Noninterest bearing deposits                       160,011          165,756        156,742        157,983       146,785
Interest bearing deposits                          411,313          413,657        420,000        397,789       390,964
Total deposits                                     571,324          579,413        576,742        555,772       537,749
Other borrowings                                    48,012           44,487         41,035         36,145        36,033
Shareholders' equity                                66,253           64,369         64,273         62,245        61,830

                                      Average for Three Months
                                           Ended March 31,
                                     --------------------------            %
BALANCE SHEET SUMMARY                   2003             2002           Change
                                     ---------        ---------         ------
Total loans                          $ 476,298        $ 446,440           6.7%
Total investment securities            170,609          152,163          12.1%
Earning assets                         648,193          602,157           7.6%
Total assets                           688,522          638,875           7.8%
Noninterest bearing deposits           160,011          146,785           9.0%
Interest bearing deposits              411,313          390,964           5.2%
Total deposits                         571,324          537,749           6.2%
Other borrowings                        48,012           36,033          33.2%
Shareholders' equity                    66,253           61,830           7.2%

                                                                               Ending Balance
                                                 -----------------------------------------------------------------------
                                                  March 31,      December 31,   September 30,    June 30,      March 31,
BALANCE SHEET SUMMARY                               2003             2002           2002           2002          2002
                                                 ---------        ---------      ---------      ---------     ---------
Total loans                                      $ 489,352        $ 469,145      $ 474,401      $ 466,974     $ 453,818
Total investment securities                        163,639          173,512        168,250        144,314       141,479
Total earning assets                               653,066          642,919        642,765        633,371       599,543
Allowance for loan losses                           (7,365)          (6,706)        (6,334)        (6,394)       (6,534)
Premises and equipment                              11,652           11,486         10,011          9,112         8,659
Total assets                                       697,893          687,733        682,605        674,028       634,906
Noninterest bearing deposits                       165,220          167,745        157,519        163,440       151,236
Interest bearing deposits                          421,699          414,204        413,391        398,374       394,685
Total deposits                                     586,919          581,949        570,910        561,814       545,921
Other borrowings                                    41,317           37,255         43,871         45,629        24,492
Total liabilities                                  631,313          622,795        617,832        610,542       573,402
Shareholders' equity                                66,580           64,938         64,773         63,486        61,504

                             SUMMIT BANCSHARES, INC.
                                   (Unaudited)
                             (Dollars in thousands)

                                                  March 31,     December 31,    September 30,     June 30,        March 31,
NONPERFORMING ASSETS                                2003            2002            2002            2002            2002
                                                   -------         -------         -------         -------         -------
Nonaccrual loans                                   $ 2,226         $ 2,135         $ 4,635         $ 3,870         $ 3,458
Restructured loans                                       -               -               -               -               -
Other real estate & foreclosed assets                  125           1,268             288              56              97
Accruing loans past due 90 days or more                 80              16              37              13             228
                                                   -------         -------         -------         -------         -------
     Total nonperforming assets                    $ 2,431         $ 3,419         $ 4,960         $ 3,939         $ 3,783
                                                   =======         =======         =======         =======         =======

Total nonperforming assets as a
  percentage of loans and foreclosed assets          0.50%           0.73%           1.04%           0.84%           0.83%
                                                   =======         =======         =======         =======         =======

                                                                                Quarter Ended
                                                  --------------------------------------------------------------------------
                                                  March 31,      December 31,    September 30,     June 30,        March 31,
ALLOWANCE FOR LOAN LOSSES                           2003            2002            2002             2002            2002
                                                   -------         -------         -------         -------         -------
Balance at beginning of period                     $ 6,706         $ 6,334         $ 6,394         $ 6,534         $ 6,015
Loans charged off                                      (80)           (637)         (1,492)           (650)            (42)
Loan recoveries                                        439             234              82              40              16
                                                   -------         -------         -------         -------         -------
    Net (charge-offs) recoveries                       359            (403)         (1,410)           (610)            (26)
Provision for loan losses                              300             775           1,350             470             545
                                                   -------         -------         -------         -------         -------
Balance at end of period                           $ 7,365         $ 6,706         $ 6,334         $ 6,394         $ 6,534
                                                   =======         =======         =======         =======         =======

Allowance for loan losses as a
  percentage of total loans                          1.50%           1.43%           1.34%           1.37%           1.44%
                                                   =======         =======         =======         =======         =======
Allowance for loan losses as a
  percentage of nonperforming loans                319.38%         311.76%         135.57%         164.67%         177.27%
                                                   =======         =======         =======         =======         =======
Net charge-offs (recoveries) as a percentage
  of average loans                                  -0.07%           0.09%           0.30%           0.13%           0.01%
                                                   =======         =======         =======         =======         =======
Provision for loan losses as a percentage
  of average loans                                   0.06%           0.16%           0.29%           0.10%           0.12%
                                                   =======         =======         =======         =======         =======

                                                                                Quarter Ended
                                                  --------------------------------------------------------------------------
                                                  March 31,     December 31,    September 30,     June 30,        March 31,
SELECTED RATIOS                                     2003            2002            2002            2002            2002
                                                   -------         -------         -------         -------         -------
Return on average assets (annualized)                1.43%           1.30%           1.37%           1.46%           1.45%
                                                   =======         =======         =======         =======         =======

Return on average equity (annualized)               14.89%          13.96%          14.64%          15.43%          15.00%
                                                   =======         =======         =======         =======         =======

Average shareholders' equity to average assets       9.62%           9.29%           9.38%           9.47%           9.66%
                                                   =======         =======         =======         =======         =======

Yield on earning assets                              5.81%           5.87%           6.06%           6.28%           6.44%
                                                   =======         =======         =======         =======         =======

Cost of interest bearing funds                       1.60%           1.71%           1.89%           2.03%           2.02%
                                                   =======         =======         =======         =======         =======

Net interest margin (tax equivalent)                 4.67%           4.67%           4.71%           4.85%           5.01%
                                                   =======         =======         =======         =======         =======

Efficiency ratio                                    54.41%          52.95%          45.82%          53.07%          53.47%
                                                   =======         =======         =======         =======         =======

End of period book value per common share          $ 10.81         $ 10.58         $ 10.42         $ 10.13          $ 9.82
                                                   =======         =======         =======         =======         =======

End of period common shares outstanding              6,179           6,159           6,275           6,268           6,270
                                                   =======         =======         =======         =======         =======

                             SUMMIT BANCSHARES, INC.
                                   (Unaudited)
                             (Dollars in thousands)

                                                                                 Three Months Ended
                                                     ----------------------------------------------------------------------------
                                                                March 31, 2003                            March 31, 2002
                                                     ----------------------------------       -----------------------------------
                                                      Average                                  Average
YIELD ANALYSIS                                        Balance      Interest       Yield        Balance       Interest       Yield
                                                     ---------     --------       -----       ---------      --------       -----
Interest Earning Assets:
Federal funds sold, Repurchases, & Due from time     $   1,286      $     4       1.18%       $   3,554       $    19       2.18%
Investment securities (taxable)                        165,615        1,711       4.19%         150,269         1,848       4.99%
Investment securities (tax-exempt)                       4,994           71       5.77%           1,894            28       5.98%
Loans                                                  476,298        7,499       6.39%         446,440         7,671       6.97%
                                                     ---------     --------                   ---------      --------
     Total Interest Earning Assets                     648,193        9,285       5.81%         602,157         9,566       6.44%
                                                                   --------
Noninterest Earning Assets:
Cash and due from banks                                 25,639                                   24,102
Other assets                                            21,686                                   18,823
Allowance for loan losses                               (6,996)                                  (6,207)
                                                     ---------                                ---------
     Total Noninterest Earning Assets                   40,329                                   36,718

                                                     ---------                                ---------
     Total Assets                                    $ 688,522                                $ 638,875
                                                     =========                                =========

Interest Bearing Liabilities:
Transaction and money market accounts                $ 177,053          462       1.06%       $ 173,484           565       1.32%
Savings deposits                                       116,568          397       1.38%         108,793           475       1.77%
Certificates and other time deposits                   117,692          801       2.76%         108,687           957       3.57%
Other borrowings                                        48,012          156       1.32%          36,033           135       1.52%
                                                     ---------     --------                   ---------      --------
     Total Interest Bearing Liabilities                459,325        1,816       1.60%         426,997         2,132       2.02%

Noninterest Bearing Liabilities:
Demand deposits                                        160,011                                  146,785
Other liabilities                                        2,933                                    3,263
Shareholders' Equity                                    66,253                                   61,830
                                                     ---------                                ---------
     Total Noninterest Bearing Liabilities             229,197                                  211,878

                                                     ---------                                ---------
     Total Liabilities and Shareholders' Equity      $ 688,522                                $ 638,875
                                                     =========                                =========
                                                                   --------                                  --------
Net Interest Income and Margin (tax equivalent)                     $ 7,469       4.67%                       $ 7,434       5.01%
                                                                   ========       =====                      ========       =====

                             SUMMIT BANCSHARES, INC.
                                   (Unaudited)
                  (Dollars in thousands, except per share data)

                                        March 31,                       March 31,
LOAN PORTFOLIO                            2003               %             2002               %
                                        ---------          -----        ---------           -----
Commercial and industrial               $ 202,448           41.4%       $ 189,511            41.8%
Real estate:
  Commercial                              135,353           27.7%         119,875            26.4%
  One-to-four family residential           47,663            9.7%          47,913            10.6%
  Multi-family residential                  5,725            1.2%             477             0.1%
  Construction and development             64,679           13.2%          61,812            13.6%
Consumer                                   33,484            6.8%          34,235             7.5%
                                        ---------          -----        ---------           -----
Total loans (gross)                       489,352          100.0%         453,823           100.0%
Unearned discounts                              -            0.0%              (5)            0.0%
                                        ---------          -----        ---------           -----
Total loans (net)                         489,352          100.0%         453,818           100.0%
                                        =========          =====        =========           =====

                                         March 31,       March 31,
REGULATORY CAPITAL DATA                    2003            2002
                                         --------        --------
Tier 1 Capital                           $ 63,671        $ 60,333
Tier 1 Ratio                               12.09%          12.48%
Total Capital (Tier 1 + Tier 2)          $ 70,264        $ 66,382
Total Capital Ratio                        13.34%          13.73%
Total Risk-Adjusted Assets               $526,659        $483,464
Tier 1 Leverage Ratio                       9.04%           9.44%

                                             March 31,       March 31,
OTHER DATA                                      2003            2002
                                             ---------       ---------
Full Time Equivalent Employees (FTE's)            207             200

Stock Price Range (For the Quarter Ended):
    High                                      $ 20.00         $ 21.15
    Low                                       $ 18.86         $ 18.00
    Close                                     $ 19.12         $ 20.80